EXHIBIT 99.2

                        PRO FORMA FINANCIAL STATEMENTS OF

                       INTERNATIONAL BROADCAST CONSULTANTS
                         OF AMERICA, INC. AND AFFILIATE

                      FOR THE YEAR ENDED DECEMBER 31, 1998

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (UNAUDITED) OF 5TH AVENUE CHANNEL CORP.

Introduction

The accompanying unaudited condensed consolidated financial information of 5th Avenue Channel Corp. gives effect to the acquisition by 5th Avenue Channel Corp. of certain assets, liabilities and business operations of International Broadcast Consultants of America, Inc. (IBC). The acquisition was accounted for under the purchase method of accounting.

The pro forma condensed consolidated balance sheet was prepared as if such transaction had occurred on December 31, 1998. The pro forma condensed consolidated statement of operations was prepared as if such transaction had occurred on January 1, 1998.

The pro forma condensed consolidated balance sheet includes adjustments for the recapitalization of the Company whereas the Company's President converted his convertible debenture into shares of the Company's common stock.


The pro forma condensed consolidated balance sheet and statement of operations are not necessarily indicative of the consolidated financial position or results of operations as they might have been had the transaction actually occurred on the dates indicated. The pro forma consolidated balance sheet and statement of operations should be read in conjunction with the financial statements of 5th Avenue Channel Corp.

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                            5TH AVENUE CHANNEL CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                                          PRO FORMA
                                                                        HISTORICAL       ADJUSTMENTS            PRO FORMA
                                                                       ------------      ------------         ------------
ASSETS
Current Assets:
  Cash and cash equivalents                                            $    256,209      $     40,381  (a)    $    296,590
  Accounts receivable, net                                                   41,559            66,750  (a)         108,309
  Loans receivable, related parties                                          28,191            88,406  (a)         116,597
  Inventory                                                                      --           312,265  (a)         312,265
  Prepaid expenses and other current assets                                 104,629                --              104,629
                                                                       ------------      ------------         ------------
   Total current assets                                                     430,588           507,802              938,390

Property and Equipment, net                                               1,323,404            44,429  (a)       1,367,833

Licenses, net                                                             4,651,061                --            4,651,061

Acquired Intangibles, net                                                   615,000         2,516,840  (a)       3,131,840

Other Assets                                                                 87,119            26,424  (a)         113,543
                                                                       ------------      ------------         ------------
TOTAL ASSETS                                                           $  7,107,172      $  3,095,495         $ 10,202,667
                                                                       ============      ============         ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                                $    775,417           182,495  (a)         957,912
  Current portion of long-term debt                                          26,840                --               26,840
  Loans and notes payable, related parties                                  972,529           450,000  (a)       1,422,529
  Accrued salary, President                                                 270,000                --              270,000
  Convertible debentures, net                                               390,652                --              390,652
                                                                       ------------      ------------         ------------
   Total current liabilities                                              2,435,438           632,495            3,067,933

Long-term debt:
  Convertible debenture to President                                      2,366,000        (2,366,000)                  --
  Convertible subordinated debentures, net of unamortized discount          232,449                --              232,449
  License installment payment plan notes                                    931,148                --              931,148
  Other long-term debt                                                        1,960                --                1,960
                                                                       ------------      ------------         ------------
                                                                          5,966,995        (1,733,505)           4,233,490
                                                                       ------------      ------------         ------------
Stockholders' Equity:
  Common stock                                                                4,504               300  (a)           9,536
                                                                                                4,732  (b)
  Additional paid-in-capital                                              9,942,225         2,462,700  (a)      14,766,193
                                                                                            2,361,268  (b)
  Deficit                                                                (8,806,552)               --           (8,806,552)
                                                                       ------------      ------------         ------------
Total stockholders' equity                                                1,140,177         4,829,000            5,969,177
                                                                       ------------      ------------         ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $  7,107,172      $  3,095,495         $ 10,202,667
                                                                       ============      ============         ============

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                            5TH AVENUE CHANNEL CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                           5TH AVENUE                       PRO FORMA
                                                          CHANNEL CORP.        IBC         ADJUSTMENTS        PRO FORMA
                                                          -------------    ---------       -----------        ---------
Revenue                                                    1,453,033       1,174,013                          2,627,046

Direct Costs                                                 235,367         928,947              --          1,164,314
                                                           ---------         -------         -------          ---------
Gross Margin                                               1,217,666         245,066              --          1,462,732

Operating Expenses:
  Selling, general and administrative                      2,734,473         667,511         167,789  (c)     3,569,773
  Website and product development                            696,762              --                            696,762
  Provision for asset impairment                             350,000              --                            350,000
  Salaries                                                        --         266,490              --            266,490
                                                           ---------         -------         -------          ---------
                                                           3,781,235         934,001         167,789          4,883,025
                                                           ---------         -------         -------          ---------
Net Income (Loss) from Operations                         (2,563,569)       (688,935)       (167,789)        (3,420,293)

Othe Income (Expense):
  Interest income                                              2,377             513              --              2,890
  Interest expense                                          (736,749)             --         (27,000) (d)      (763,749)
  Termination proceeds:                                                                                              --
     Distribution agreement                                       --         363,887        (363,887) (e)            --
     Joint Venture                                                --         450,000        (450,000) (e)            --
   Loss on investment                                             --         (40,750)         40,750  (e)            --
                                                           ---------         -------         -------          ---------
                                                            (734,372)        773,650        (800,137)          (760,859)
                                                           ---------         -------         -------          ---------
Net Income (Loss) Before Taxes                            (3,297,941)         84,715        (967,926)        (4,181,152)
                                                                                                             ----------
Provision for Income Taxes                                        --          22,000         (22,000) (f)            --
                                                           ---------         -------         -------          ---------
Net Income (Loss)                                         (3,297,941)         62,715        (945,926)        (4,181,152)
                                                           =========         =======         =======          =========

Net Income) Loss Per Common Share - Basic and Diluted          (0.81)                                             (0.46)
                                                           =========                                          =========
                                                                                             300,000  (a)
Weighted Average Number of Shares Outstanding              4,080,242                       4,732,000  (b)     9,112,242
                                                           =========                       =========          =========

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5TH AVENUE CHANNEL CORP.

Weighted average shares outstanding at 12/31/98                     4,080,242

Shares issued to Mel
 (considered to have been outstanding the entire year)              4,732,000

Shares to be issued to IBC
 (considered to have been outstanding the entire year)                300,000
                                                                   -----------
Total pro forma shares outstanding                                  9,112,242

Pro forma net loss                                                 (4,181,152)

Pro forma EPS                                                           (0.46)
                                                                   ===========

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   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                            5TH AVENUE CHANNEL CORP.

NOTE 1 - BASIS OF PRESENTATION

Effective January 4, 1999, 5th Avenue Channel Corp. (the "Company") acquired the assets, certain liabilities, and business operations of International Broadcast Consultants of America, Inc., (IBC). The transaction was completed on May 12, 1999. Under the terms of the agreement, the Company agreed to issue 300,000 shares of its common stock and pay $450,000 to IBC. The transaction was accounted for under the purchase method of accounting. The total consideration exceeded the estimated fair market value of the net tangible assets acquired by approximately $2,516,840. The excess has been recorded as acquired intangibles and is being amortized over 15 years.

NOTE 2 - PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS (UNAUDITED)

Adjustments to the pro forma condensed consolidated balance sheet (unaudited) were made to:

(a) Reflect the various assets and liabilities acquired, the note payable to IBC, the shares to be issued and the resulting acquired intangibles.

(b) Reflect the conversion of the convertible debenture to the President into 4,732,000 shares of the Company's common stock.

NOTE 3 - PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS (UNAUDITED)

Adjustments to the pro forma consolidated statement of operations were made to:

(c) Reflect the amortization of the acquired intangibles over 15 years, as if the transaction had occurred on January 1, 1998.

(d) Reflect interest expense at 6% on the note issued to IBC, as if the transaction had occurred on January 1, 1998.

(e) Eliminate certain elements of other income and expenses of IBC. These transactions were settlements on joint venture and distribution agreements which are considered non-recurring.

(f)  Eliminate IBC tax liability.